ENCORE CAPITAL GROUP, INC. CABOT CREDIT MANAGEMENT DISCUSSION MATERIAL May 30, 2013 Exhibit 99.1

PROPRIETARY 2
CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,”
“believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”).  These statements may include, but are not limited to, statements regarding our future operating results and growth.  For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.  Such forward-
looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange
Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time.  The Company disclaims any intent or obligation to update these forward-looking statements.

PROPRIETARY 3
ENCORE HAS BEEN EXPLORING THE U.K. NON-PERFORMING LOAN
MARKET FOR SEVERAL YEARS
U.K. is a large
market
Favorable
operational
conditions
Opportunity to
leverage Encore's
capabilities
• Second largest debt
purchase market
• ~£9 to £10B (face-
value) of debt
purchased in 2012
• Significant backlog
of debt expected to
be marketed in next
2-3 years
• Transparent regulatory
environment
• Attractive portfolio
returns
• Deploy Encore's
superior analytical
capabilities
• Leverage Encore's
efficient operating
platform, including
the India call-center

PROPRIETARY
WE WAITED UNTIL WE FOUND AN OPPORTUNITY THAT FIT OUR
CRITERIA
Growth
potential
• Cabot specializes in the growing semi-performing debt
segment, which has very favorable repayment characteristics
Market leader
• Cabot is the leading player in the U.K. debt purchase market
• Cabot purchased ~£130M of charged off debt in 2012
Leverages
Encore's
capabilities
• Cabot can further benefit from Encore's strength in analytics
• Opportunity to leverage our India operations for U.K collections
Strong
management
team
• Cabot has an experienced and skilled management
team that can continue to grow its U.K. operations
Available for
the right price
• Partnership with J.C. Flowers enables Encore to purchase a controlling interest in Cabot at a reasonable price
4

PROPRIETARY 5 9.4 7.0 5.0 3.9 0 2 4 6 8 10 £B 2010 +34% 2012 2011 2009 THE U.K. DEBT PURCHASE MARKET HAS GROWN SUBSTANTIALLY Face-value of debt sold in the U.K. (2009-12)

PROPRIETARY 6
Market leader in U.K. debt management
• Over 14 years of collections growth
• Operations in Great Britain and Ireland
Specializes in higher balance, “semi-
performing” (i.e., paying) accounts
• Favorable repayment characteristics
Key statistics as of March 31, 2013:
• £7.7B face-value of debt acquired for £706M
• ERC = £934M
• 3.6M customer accounts
• 2012 collections = £161M
• 2012 capital deployment = £130M
1
Cabot was the leading purchaser
of debt in the U.K. in 2012
CABOT IS THE LEADING PURCHASER OF DEBT IN THE U.K.
1. £31M funded by Anacap
42
91
0 50 100 150
£M
Arrow
Lowell
Cabot 130
1
For FY 2012

PROPRIETARY 7
CABOT HAS DELIVERED STRONG COLLECTIONS AND ADJUSTED
EBITDA GROWTH
161
142
119
111
90
69
0
50
100
150
200
27%
17%
2012 2011
£M
2010
Total Collections
1.Adjusted EBITDA is defined as net cash flow from operating activities adjusted to exclude the effects of working capital adjustments, integration costs, loan portfolio acquisitions and non-cash retranslation adjustments.
Total Collections and Adjusted EBITDA
1
(2010-12)
Adjusted EBITDA
1

encore
CAPITAL GROUP
J.C. FLOWERS
& CO. LLC
CABOT
CREDIT MANAGEMENT
CABOT
CREDIT MANAGEMENT

encore
CAPITAL GROUP

PROPRIETARY 8
Management
CABOT WILL BE OWNED JOINTLY BY ENCORE, J.C.  FLOWERS AND
CABOT MANAGEMENT
Deal structure Details
• Encore will have the largest
ownership interest in Cabot
• Encore will control the board
• Cabot will be consolidated in
Encore's financial statements
• This transaction is expected to
generate attractive returns
• Encore will have the right to
acquire the remaining ownership
interest between 4 and 6 years
after the closing

PROPRIETARY 9
Encore's
investment of
£127.6M
PECs
(£96.7M)
Security type purchased What it gives Encore
Class A Equity
Shares
(£8.4M)
12% cumulative annual
preferred return
No voting rights
42.8% economic interest in
incremental  returns above
the 12% preferred return
Bridge Preferred
Equity Certificates
(PECs)
(£22.5M)
Allows potential
repatriation of £22.5M in
the first year to the extent
permitted by existing bond
covenants
PROPRIETARY 9
THE INVESTMENT STRUCTURE PROVIDES OPTIMAL RETURN AND
ENABLES CONSOLIDATION

encore
CAPITAL GROUP

CABOT
CREDIT MANAGEMENT

encore
CAPITAL GROUP

PROPRIETARY 10
ENCORE PROVIDES CABOT WITH SEVERAL SYNERGY
OPPORTUNITIES
Leverage
Encore's
analytics
• Deploy Encore's superior analytical
capabilities to the Cabot platform
• Focus on improving account
segmentation and specialized
collection strategies
Leverage
Encore's
operations
and know-
how
• Enhance collections by leveraging
Encore's efficient operations,
including our operations in India
• Leverage Encore's experience in
secondary and tertiary debt  to
pursue new investments in the U.K.
• Leverage Encore’s favorable
financing to fund growth
Invest in
different
segments

PROPRIETARY 11
Growing market
• Encore can deploy capital in a growing market
Profitable market
• Portfolio IRRs are strong and favorable
Timeline
• Deal expected to close in Q3 of 2013
Encore EPS
• Supports Encore's 15% long-term EPS growth
1
1. Calculation of EPS excludes one-time transaction and integration costs, which are not available at this time, and non-cash interest associated with the Company’s 2012 convertible debt offering
PROPRIETARY 11
ENCORE'S ACQUISITION OF CABOT WILL PROVIDE A VEHICLE TO
CONTINUE ITS STRONG EARNINGS GROWTH